UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2023

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders of MSA Safety Incorporated was held on May 12, 2023. The following matters were acted upon:
1. Election of Directors
Diane M. Pearse, William M. Lambert and Nishan J. Vartanian were elected to serve until the Annual Meeting in 2026, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Diane M. Pearse	32,407,590	963,883	3,137,347
William M. Lambert	29,940,680	3,430,793	3,137,347
Nishan J. Vartanian	32,025,965	1,345,508	3,137,347
Continuing as directors, with terms expiring in 2024, are Sandra Phillips Rogers, Luca Savi and John T. Ryan, III. Continuing as directors, with terms expiring in 2025, are Robert A. Bruggeworth, Gregory B. Jordan, Rebecca B. Roberts and William R. Sperry.

2. Approval of Adoption of the Company's 2023 Management Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,741,087	614,472	15,914	3,137,347

3. Selection of Independent Registered Public Accounting Firm
Ernst & Young LLP was selected as the independent registered public accounting firm for the year ending December 31, 2023, by the following votes:

Votes For	Votes Against	Abstentions
36,368,050	95,011	45,759

4. Advisory Vote to Approve Executive Compensation
The results of the advisory vote to approve the executive compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,476,352	839,036	56,085	3,137,347

5. Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation
The results of the advisory vote to approve the frequency of the advisory vote to approve executive compensation of the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
32,494,074	29,382	821,747	26,270	3,137,347
The Company intends to hold the say on pay vote on an annual basis.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Sr. Vice President and Chief Legal Officer, Corporate Social Responsibility & Public Affairs
Date: May 12, 2023

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)